Exhibit (p)(1)

                               THE RBB FUND, INC.
                                 (the "Company")

                                 CODE OF ETHICS

I.       LEGAL REQUIREMENT.

         Rule 17j-1(b) under the Investment Company Act of 1940, as amended (the "1940 Act"), makes it unlawful for any officer or director of the Company in connection with the purchase or sale by such person of a security "held or to be acquired" by the Company:

                  1. To employ any device, scheme or artifice to defraud the Company;

                  2. To make to the Company any untrue statement of a material fact or omit to state to the Company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

                  3. To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Company; or

                  4. To engage in any manipulative practice with respect to the Company's investment portfolios.


II.      PURPOSE OF THE CODE OF ETHICS.

         The Company expects that its officers and directors will conduct their personal investment activities in accordance with (1) the duty at all times to place the interests of the Company's shareholders first, (2) the requirement that all personal securities transactions be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility, and (3) the fundamental standard that investment company personnel should not take inappropriate advantage of their positions.

         In view of the foregoing, the provisions of Section 17(j) of the 1940 Act, the Securities and Exchange Commission's 1940 Act Release No. 23958 "Personal Investment Activities of Investment Company Personnel" (August 24,
1999), the "Report of the Advisory Group on Personal Investing" issued by the Investment Company Institute on May 9, 1994 and the Securities and Exchange Commission's September 1994 Report on "Personal Investment Activities of Investment Company Personnel," the Company has determined to adopt this Code of Ethics on behalf of the Company to specify a code of conduct for certain types of personal securities transactions which might involve conflicts of interest or an appearance of impropriety, and to establish reporting requirements and enforcement procedures.

III.     DEFINITIONS.

         A. An "Access Person" means: (1) each director and officer of the Company; (2) each director, officer or general partner of the Company's investment advisers; (3) any of the Company or its investment advisers (or of any company in a control relationship to the Company or its investment advisers) who in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Company or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (4) any natural person in a control relationship to the Company or its investment advisers who obtains information concerning recommendations made to the Company with regard to the purchase or sale of a security.

                  For purposes of this Code of Ethics, an "Access Person" does not include any person who is subject to the securities transaction pre-clearance requirements and securities transaction reporting requirements of the Code of Ethics adopted by the Company's investment advisers or principal underwriter, if any, in compliance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, (the "Advisers Act") or Section 15(f) of the Securities Exchange Act of 1934 (the "1934 Act"), as applicable.

         B. "Restricted Director" or "Restricted Officer" means each director or officer of the Company who is not also a director, officer, partner, employee or controlling person of the Company's investment advisers, co-administrators, custodian, transfer agent or principal underwriter.

         C. An Access Person's "immediate family" includes a spouse, minor children and adults living in the same household as the Access Person.

         D. A security is "held or to be acquired" if within the most recent 15 days it (1) is or has been held by the Company, or
                  (2) is being or has been considered by the Company or its investment adviser for purchase by the Company. A purchase or sale includes the writing of an option to purchase or sell and any security that is exchangeable for or convertible into, any security that is held or to be acquired by the Company.

         E. An "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

         F.       "Investment Personnel" of the Company means:

                           (i) Any employee of the Company (or of any company in
                  a control relationship to the Company) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Company.

                           (ii) Any natural person who controls the Company and
                  who obtains information concerning recommendations made to the Company regarding the purchase or sale of securities by the Company.

         G. A "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to
                  Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 under the Securities Act of 1933.

         H.       "Covered Security" means a security as defined in Section
                  (2)(a)(36) of the 1940 Act, except that it does not include direct obligations of the Government of the United States; bankers' acceptances; bank certificates of deposit; commercial paper; high quality short-term debt instruments (any instrument having a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization), including repurchase agreements; and shares of registered open-end investment companies. 1

         I. "De Minimis Security" means securities issued by any company included in the Standard and Poor's 500 Stock Index and in an amount less than $10,000.

         J. "Automatic Investment Plan" means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An Automatic Investment Plan includes a dividend reinvestment plan.

IV.               POLICIES OF THE COMPANY REGARDING PERSONAL SECURITIES
                  TRANSACTIONS.

         A.       General Policy.

                  No Access Person of the Company shall engage in any act, practice or course of business that would violate the provisions of Rule 17j-1(b) set forth above, or in connection with any personal investment activity, engage in conduct inconsistent with this Code of Ethics.

         B.       Specific Policies.

                  1. Restrictions on Personal Securities Transactions By Access Persons Other Than Restricted Directors and Restricted Officers.


--------
1. As of February 1, 2005, shares of certain registered open-end investment companies will be included as a "Covered Security" with respect to Access Persons of the Company's investment advisers or any company controlled by or under common control with the investment advisers.

                           a. Except as provided below in paragraph IV.B.1.d., no Access Person who is not a Restricted Director or Restricted Officer may buy or sell Covered Securities for his or her personal portfolio or the portfolio of a member of his or her immediate family without obtaining oral authorization from the Compliance Officer of the Company's investment adviser PRIOR to effecting such security transaction.

                                    A written authorization for such security transaction will be provided by the investment adviser's Compliance Officer to the person receiving the authorization (if granted) and to the Company's administrator to memorialize the oral authorization that was granted.

                                            NOTE: If an Access Person has
                                            questions as to whether purchasing
                                            or selling a security for his or her
                                            personal portfolio or the portfolio
                                            of a member of his or her immediate
                                            family requires prior oral
                                            authorization, the Access Person
                                            should consult the investment
                                            adviser's Compliance Officer for
                                            clearance or denial of clearance to
                                            trade PRIOR to effecting any
                                            securities transactions.

                           b. Pre-clearance approval under paragraph (a) will expire at the close of business on the seventh trading day after the date on which oral authorization is received, and the Access Person is required to renew clearance for the transaction if the trade is not completed before the authority expires.

                           c. No clearance will be given to an Access Person other than a Restricted Director or Restricted Officer to purchase or sell any Covered Security (1) on a day when any portfolio of the Company has a pending "buy" or "sell" order in that same Covered Security until that order is executed or withdrawn or (2) when the Compliance Officer has been advised by the investment adviser that the same Covered Security is being considered for purchase or sale for any portfolio of the Company.

                           d. The pre-clearance requirements contained in paragraph IV.B.1.a, above, shall not apply to the following securities ("Exempt Securities"):

                                    (i)      Securities that are not Covered
                                             Securities.

                                    (ii)     De Minimis Securities.

                                    (iii)    Securities purchased or sold in any
                                             account over which the Access
                                             Person has no direct or indirect
                                             influence or control.

                                    (iv)     Securities purchased or sold in a
                                             transaction which is non-volitional
                                             on the part of either the Access
                                             Person or the Company.

                                    (v)      Securities acquired as a part of an
                                             automatic dividend reinvestment
                                             plan.

                                    (vi)     Securities acquired upon the
                                             exercise of rights issued by an
                                             issuer pro rata to all holders of a
                                             class of its securities, to the
                                             extent such rights were acquired
                                             from such issuer, and sales of such
                                             rights so acquired.

                                    (vii)    Securities which the Company's
                                             investment portfolios are not
                                             permitted to purchase under the
                                             investment objectives and policies
                                             set forth in the Company's then
                                             current prospectuses under the
                                             Securities Act of 1933 or the
                                             Company's registration statements
                                             on Form N-1A.

                           e. The pre-clearance requirement contained in paragraph IV.B.1.a, above, shall apply to ALL purchases of a beneficial interest in any security through an Initial Public Offering or a Limited Offering by any Access Person who is also classified as Investment Personnel. A record of any decision and the reason supporting such decision to approve the acquisition by Investment Personnel of Initial Public Offerings or Limited Offerings shall be made by the Compliance Officer.

                  2. Restrictions on Personal Securities Transactions by Access Persons Who Are Restricted Directors and Restricted Officers.

                           The Company recognizes that an Access Person who is a Restricted Director or a Restricted Officer does not have on-going, day-to-day involvement with the operations of the Company. In addition, it has been the practice of the Company to give information about securities purchased or sold by the Company or considered for purchase or sale by the Company to Restricted Directors and Restricted Officers in materials circulated more than 15 days after such securities are purchased or sold by the Company or are considered for purchase or sale by the Company. Accordingly, the Company believes that less stringent controls are appropriate for Restricted Directors and Restricted Officers, as follows:

                           a. The securities pre-clearance requirement contained in paragraph IV.B.1.a. above shall only apply to an Access Person who is a Restricted Director or Restricted Officer if he or she knew or, in the ordinary course of fulfilling his or her official duties as a director or officer, should have known, that during the fifteen day period before the transaction in a Covered Security (other than an

                                    Exempt Security) or at the time of the
                                    transaction that the Covered Security
                                    purchased or sold by him or her other than an Exempt Security, was also purchased or sold by the Company or considered for the purchase or sale by the Company.

                           b. Pre-clearance approval under paragraph (a) will expire at the close of business on the seventh trading day after the date on which oral authorization is received, and the Access Person is required to renew clearance for the transaction if the trade is not completed before the authority expires.

                           c. If the pre-clearance provisions of paragraph IV.B.2.a. apply, no clearance will be given to an Access Person who is a Restricted Director or Restricted Officer to purchase or sell any Covered Security (1) on a day when any portfolio of the Company has a pending "buy" or "sell" order in that same Covered Security until that order is executed or withdrawn or (2) when the Compliance Officer has been advised by the investment adviser that the same Covered Security is being considered for purchase or sale for any portfolio of the Company.

V.       PROCEDURES.

         In order to provide the Company with information to enable it to determine with reasonable assurance whether the provisions of this Code are being observed by its Access Persons:

         A. Each Access Person of the Company other than a director who is not an "interested person" of the Company (as defined in the 1940 Act) will submit to the administrator an Initial Holdings Report in the form attached hereto as Exhibit A that lists all Covered Securities beneficially owned 2 by the Access Person except as stated below. The Initial Holdings Report must be submitted within ten

------------------
1. You will be treated as the "beneficial owner" of a security under this policy only if you have a direct or indirect pecuniary interest in the security.

         (a) A direct pecuniary interest is the opportunity, directly or indirectly, to profit, or to share the profit, from the transaction.

         (b) An indirect pecuniary interest is any nondirect financial interest, but is specifically defined in the rules to include securities held by members of your immediate family sharing the same household; securities held by a partnership of which you are a general partner; securities held by a trust of which you are the settlor if you can revoke the trust without the consent of another person, or a beneficiary if you have or share investment control with the trustee; and equity securities which may be acquired upon exercise of an option or other right, or through conversion.

                  For interpretive guidance on this test, you should consult counsel.

                  days of becoming an Access Person and must contain information current as of a date no more than 45 days prior to becoming an Access Person. The Initial Holdings Report must include the title of each security, the number of shares held, and the principal amount of the security as well as a list of any securities accounts maintained with any broker, dealer or bank.

         B. Each Access Person of the Company other than a director who is not an "interested person" of the Company (as defined in the 1940 Act) will also submit to the administrator an Annual Holdings Report attached hereto as Exhibit A no later than 45 days after the end of the calendar year. Except as stated below, the Annual Holdings Report must list ALL Covered Securities beneficially owned by the Access Person, the title of each security, the number of shares held, and the principal amount of the security, as well as a list of any securities accounts maintained with any broker, dealer or bank.

         C. Each Access Person of the Company other than a Restricted Director or Restricted Officer shall direct his or her broker to supply to the Compliance Officer of the Company's administrator, on a timely basis, duplicate copies of confirmations of all securities transactions in which the person has, or by reason of such transaction acquires any direct or indirect beneficial ownership and copies of periodic statements for all securities accounts.

         D. Except as stated below, each Access Person of the Company, other than a director who is not an "interested person" (as defined in the 1940 Act), shall submit reports in the form attached hereto as Exhibit B to the Company's administrator, showing all transactions in Covered Securities in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, as well as all accounts established with brokers, dealers or banks during the quarter in which any Covered Securities were held for the direct or indirect beneficial interest of the Access Person. 3 Such reports shall be filed no later than 30 days after the end of each calendar quarter. An Access Person of the Company need not make a quarterly transaction report under this paragraph with respect to transactions effected pursuant to an Automatic Investment Plan or if all of the information required by this paragraph V.D. is contained in the brokerage confirmations or account statements required to be submitted under paragraph V.C. and is received by the administrator in the time period stated above.

         E. Each director who is not an "interested person" of the Company need not make an initial or annual holdings report but shall submit the same quarterly report as required under paragraph V.D. to the administrator, but only for a transaction in a Covered Security (except as stated below) where he or she knew at the time of the transaction or, in the ordinary course of fulfilling his or her official duties as a director, should have known that during the 15-day period immediately preceding


---------------
3. See footnote 1 above.

                  or after the date of the transaction, such Covered Security is or was purchased or sold, or considered for purchase or sale, by the Company.

         F. The reporting requirements of this Section V. do not apply to securities transactions effected for, and any Covered Securities held in, any account over which an Access Person does not have any direct or indirect influence or control.

         G. The administrator of the Company shall notify each Access Person of the Company who may be subject to the pre-clearance requirement or required to make reports pursuant to this Code that such person is subject to the pre-clearance or reporting requirements and shall deliver a copy of this Code to each such person.

         H. The administrator of the Company shall review the initial holdings reports, annual holdings reports, and quarterly transaction reports received, and as appropriate compare the reports with the pre-clearance authorization received, and report to the Company's Board of Directors:

                  a. with respect to any transaction that appears to evidence a possible violation of this Code; and

                  b. apparent violations of the reporting requirement stated herein.

         I. The Board shall consider reports made to it hereunder and shall determine whether the policies established in Sections IV and V of this Code of Ethics have been violated, and what sanctions, if any, should be imposed on the violator, including but not limited to a letter of censure, suspension or termination of the employment of the violator, or the unwinding of the transaction and the disgorgement of any profits to the Company. The Board shall review the operation of this Code of Ethics at least once a year.

         J. The Company's investment advisers and principal underwriter 4 shall adopt, maintain and enforce separate codes of ethics with respect to their personnel which comply with Rule 17j-1 under the 1940 Act, and Rule 204-1 of the Advisers Act or Section 15(f) of the 1934 Act, as applicable ( and shall forward to the Company's administrator and the Company's counsel copies of such codes and all future amendments and modifications thereto. The Board of Directors, including a majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act), shall approve this Code of Ethics, and the codes of ethics of each investment adviser and principal underwriter of the Company, and any material amendments to such codes. Such approval must be

----------------
4   The provisions of Rule 17j-1 only apply to principal underwriters if (a) the principal underwriter is an affiliated person of the Company or the Company's investment adviser; or (b) an officer, director or general partner of the principal underwriter serves as an officer, director or general partner of the Company or of the Company's investment adviser.

                  based on a determination that such codes contain provisions reasonably necessary to prevent Access Persons of the Company from engaging in any conduct prohibited under such codes and under Rule 17j-1 under the 1940 Act. The Board shall review and approve such codes at least once a year. Furthermore, any material changes to an investment adviser's or principal underwriter's code will be approved by the Board at the next scheduled quarterly board meeting and in no case more than six months after such change. Before approving any material amendments to the investment adviser's or principal underwriter's code of ethics, the Board must receive a certification from the investment adviser or principal underwriter that it has adopted procedures reasonably necessary to prevent Access Persons from violating its code of ethics and under Rule 17j-1 under the 1940 Act.

         K. At each quarterly Board of Directors' meeting the administrator (on behalf of the Company), investment adviser and principal underwriter of the Company shall provide a written report to the Company's Board of Directors stating:

                  a. any reported securities transaction that occurred during the prior quarter that may have been inconsistent with the provisions of the codes of ethics adopted by the Company, the Company's investment advisers or principal underwriter; and

                  b. all disciplinary actions 5 taken in response to such violations.

         L. At least once a year, the administrator shall provide to the Board with respect to this Code of Ethics, and the Company's investment adviser and principal underwriter shall provide to the Board, with respect to their codes of ethics, a written report which contains: (a) a summary of existing procedures concerning personal investing by advisory persons and any changes in the procedures during the past year, as applicable;
                  (b) an evaluation of current compliance procedures and a report on any recommended changes in existing restrictions or procedures based upon the Company's experience under this Code of Ethics, industry practices, or developments in applicable laws and regulations; (c) a summary of any issues arising under the Code of Ethics or procedures since the last report, including but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to material violations; and (d) a certification that the procedures which have been adopted are those reasonably necessary to prevent Access Persons from violating the respective Codes of Ethics.

         M. This Code, the codes of the investment advisers and principal underwriter, a record of any violation of such codes and any action taken as a result of the

------------------
5. Disciplinary action includes but is not limited to any action that has a material financial effect upon the employee, such as fining, suspending, or demoting the employee, imposing a substantial fine or requiring the disgorgement of profits.

                  violation, a copy of each report by an Access Person, any written report hereunder by the Company's administrator, investment adviser or principal underwriter, records of approvals relating to Initial Public Offerings and Limited Offerings, lists of all persons required to make reports and a list of all persons responsible for reviewing such reports shall be preserved with the Company's records for the period and in the manner required by Rule 17j-1.



VI.               CERTIFICATION.

         Each Access Person will be required to certify annually that he or she has read and understood this Code of Ethics, and will abide by it. Each Access Person will further certify annually that he or she has disclosed or reported all personal securities transactions required to be disclosed or reported under the Code of Ethics. A form of such certification is attached hereto as Exhibit C.

                                    The Board of Directors of The RBB Fund. Inc.

Adopted: February 1, 1995
As Revised Effective:  February 16, 2005

                                    EXHIBIT A

                               THE RBB FUND, INC.
                                 HOLDINGS REPORT


         For the Year/Period Ended _______________________
                                      (month/day/year)


         [   ]    Check Here if this is an Initial Holdings Report


To:  PFPC, Inc., as Administrator of the above listed Company

         As of the calendar year/period referred to above, I have a direct or indirect beneficial ownership interest in the securities listed below which are required to be reported pursuant to the Code of Ethics of the Company:


      Title of                Cusip              Number            Principal
      Security                Number             of Shares         Amount
      --------                ------             ---------         ------




         The name of any broker, dealer or bank with whom I maintain an account in which my securities are held for my direct or indirect benefit are as follows:

    For Initial Holdings Reports: This report contains information current as of a date no more than 45 days prior to the date of becoming an Access Person.



         THIS REPORT (I) EXCLUDES TRANSACTIONS WITH RESPECT TO WHICH I HAD NO DIRECT OR INDIRECT INFLUENCE OR CONTROL, (II) EXCLUDES OTHER TRANSACTIONS NOT REQUIRED TO BE REPORTED, AND (III) IS NOT AN ADMISSION THAT I HAVE OR HAD ANY DIRECT OR INDIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED ABOVE.



Date:                                  Signature:
      -------------------------                    -----------------------------

                                       Print Name:
                                                   -----------------------------

                                    Exhibit B

                               THE RBB FUND, INC.
                                 (the "Company")

                          QUARTERLY TRANSACTION REPORT*


             For the Calendar Quarter Ended _______________________
                                               (month/day/year)


To:      PFPC, Inc., as Administrator of the above listed Company

A. SECURITIES TRANSACTIONS. During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transactions acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics of the Company:

                    Interest Rate                                                 Nature of
                     and Maturity                Number of        Dollar       Transaction                Broker/Dealer or
Title of     CUSIP     Date (If     Date of      Shares or       Amount of   (Purchase, Sale,            Bank Through Whom
 Security   Number   Applicable)  Transaction  Principal Amount Transaction       Other)        Price         Effected
 --------   ------   -----------  -----------  ---------------- -----------       ------        -----         --------





------------------
* Non-interested directors only have to complete this report for transactions where they knew at the time of the transaction or, in the ordinary course of fulfilling their official duties as a director or officer, should have known that during the 15-day period immediately preceding or after the date of the transaction, such security was purchased or sold, or such security was being considered for purchase or sale, by the Company.


         B. NEW BROKERAGE ACCOUNTS. During the quarter referred to above, I established the following accounts in which securities were held during the quarter for my direct or indirect benefit:

        Name of Broker, Dealer or Bank        Date Account Was Established
        ------------------------------        ----------------------------



         C. OTHER MATTERS. This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) excludes other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Date:                                  Signature:
      -------------------------                    -----------------------------

                                       Print Name:
                                                   -----------------------------

                                                                 Exhibit (p)(1)


                                    EXHIBIT C

                               THE RBB FUND, INC.

                               ANNUAL CERTIFICATE



                  Pursuant to the requirements of the Code of Ethics of The RBB Fund, Inc., the undersigned hereby certifies as follows:

                  1.       I have read the Company's Code of Ethics.

                  2. I understand the Code of Ethics and acknowledge that I am subject to it.

                  3. Since the date of the last Annual Certificate (if any) given pursuant to the Code of Ethics, I have reported all personal securities transactions and provided any securities holding reports required to be reported under the requirements of the Code of Ethics.



         Date:                               ___________________________________
                                                         Print Name



                                             ___________________________________
                                                         Signature

                   THE RBB FUND, INC.'S CODE OF ETHICS AND HOW THE CODE AFFECT YOUR PERSONAL SECURITIES TRANSACTIONS

Your Classification                                    Rule               Pre-Clearance Requirements     Filing Requirements
=====================================      ===========================    ==========================  ==============================
Restricted/Interested Director(s)          You or a member of your        You must obtain advance     You must make:
                                           immediate family may not       clearance for security        o  An initial holdings
        Robert Sablowsky                   trade a Covered Security       transactions from the            report listing all
                                           (other than an Exempt          compliance officer of            Covered Securities
                                           Security) while the            the Company's adviser            (other than transactions
                                           Company is transacting         ("Adviser") if you know          affected for, and any
                                           or considering for             (or should know) that            Covered Securities held
                                           transaction the same           the same Covered                 in, accounts over which
                                           security if during the         Security (other than an          you have no direct or
                                           15 day period before, or       Exempt Security) has             indirect influence or
                                           at the same time, you          been traded or                   control) you
                                           know (or should know)          considered for trade by          beneficially own
                                           that the security was          the Company within the           (including for example,
                                           transacted or considered       past 15 days. Your trade         such securities held by
                                           for such by the Company.       must be completed by the         members of your
                                                                          close of business on the         immediate family) and
                                                                          seventh trading day              any securities accounts
                                                                          after the date on which          maintained with any
                                                                          oral authorization is            broker, dealer or bank
                                                                          received.                        to the Administrator
                                                                                                           within 10 days of
                                                                                                           becoming an interested
                                                                                                           director and containing
                                                                                                           information current as
                                                                                                           of a date no more than
                                                                                                           45 days prior to the date
                                                                                                           of becoming an interested
                                                                                                           director;

                                                                                                        o  An annual holdings report
                                                                                                           listing all Covered
                                                                                                           Securities (other than
                                                                                                           transactions affected
                                                                                                           for, and any Covered
                                                                                                           Securities held in,
                                                                                                           accounts over which you
                                                                                                           have no direct or
                                                                                                           indirect influence or
                                                                                                           control) you beneficially
                                                                                                           own (including for
                                                                                                           example, such securities
                                                                                                           held by  members of your
                                                                                                           immediate family) and
                                                                                                           any securities accounts
                                                                                                           maintained with any
                                                                                                           broker, dealer or bank to
                                                                                                           the Administrator within
                                                                                                           45 days after the end of
                                                                                                           the calendar year;

                                                                                                        o  A quarterly report
                                                                                                           listing all
                                                                                                           transactions in
                                                                                                           Covered Securities
                                                                                                           (other than
                                                                                                           transactions
                                                                                                           affected for, and
                                                                                                           any Covered
                                                                                                           Securities held in,
                                                                                                           accounts over which
                                                                                                           you have no direct
                                                                                                           or indirect
                                                                                                           influence or control
                                                                                                           or with respect to
                                                                                                           transactions
                                                                                                           pursuant to an
                                                                                                           Automatic Investment
                                                                                                           Plan) you
                                                                                                           beneficially own
                                                                                                           (including for
                                                                                                           example such
                                                                                                           securities held by
                                                                                                           members of your
                                                                                                           immediate family)
                                                                                                           and accounts
                                                                                                           established with
                                                                                                           brokers, dealers or
                                                                                                           banks during the
                                                                                                           quarter, to the
                                                                                                           Administration
                                                                                                           within 30 days after
                                                                                                           the end of each
                                                                                                           calendar quarter.

=====================================      ===========================    ==========================  ==============================

Your Classification                                    Rule               Pre-Clearance Requirements     Filing Requirements
=====================================      ===========================    ==========================  ==============================
Restricted/Non-Interested                  Same as above Rule for         Same as above Pre-Clearance      You must make a quarterly
Director(s))                               Restricted/Interested          Requirements for                 report listing all
                                           Directors                      Restricted/Interested            transactions in Covered
        Julian Brodsky                                                    Directors                        Securities (other than
                                                                                                           transactions affected
        Francis McKay                                                                                      for, and any Covered
                                                                                                           Securities held in,
        Arnold Reichman                                                                                    accounts over which you
                                                                                                           have no direct or
        Marvin Sternberg                                                                                   indirect influence or
                                                                                                           control or with respect
                                                                                                           to transactions effected
                                                                                                           pursuant to an Automatic
                                                                                                           Investment Plan) you
                                                                                                           beneficially own
                                                                                                           (including for example,
                                                                                                           such securities held by
                                                                                                           members of your immediate
                                                                                                           family) and accounts
                                                                                                           established with brokers,
                                                                                                           dealers or banks during
                                                                                                           the quarter, to the
                                                                                                           Administrator within 30
                                                                                                           days after the calendar
                                                                                                           quarter end which were
                                                                                                           effected when you knew
                                                                                                           (or should have known)
                                                                                                           that such Covered
                                                                                                           Security was transacted
                                                                                                           by the Company within 15
                                                                                                           days of your transaction
                                                                                                           in the security.

=====================================      ===========================    ==========================  ==============================

Your Classification                                    Rule               Pre-Clearance Requirements     Filing Requirements
=====================================      ===========================    ==========================  ==============================
Non-Restricted/Interested                  You or a member of your        You must obtain advance     You must provide to the
Director(s) and                            immediate family may not       clearance from the          Administrator copies of all
Non-Restricted                             trade a Covered Security       compliance officer of the   brokerage confirmations.
Officer(s)                                 (other than an Exempt          Adviser for a transaction   You must make:
                                           Security) while the            in any Covered Security     o   An initial holdings report
   J. Richard Carnall                      Company is purchasing,         (other than an Exempt           listing all Covered
                                           selling or considering         Security). The trade must       Securities (other than
                                           for purchase or sale the       be completed by the close       transactions effected for,
                                           same securities.               of business on the              and any Covered Securities
                                                                          trading day after the           held in, accounts over
                                                                          date on which oral              which you have no direct
                                                                          authorization is                or indirect influence or
                                                                          received.                       control) you beneficially
                                                                                                          own (including for
                                                                                                          example, such securities
                                                                                                          held by members of your
                                                                                                          immediate family) and any
                                                                                                          securities accounts
                                                                                                          maintained with any
                                                                                                          broker, dealer or bank to
                                                                                                          the Administrator within
                                                                                                          10 days of becoming an
                                                                                                          interested director and
                                                                                                          containing information
                                                                                                          current as of a date no
                                                                                                          more than 45 days prior to
                                                                                                          the date of becoming an
                                                                                                          interested director or
                                                                                                          officer;

                                                                                                      o   An annual holdings report
                                                                                                          listing all Covered
                                                                                                          Securities (other than
                                                                                                          transactions effected for,
                                                                                                          and any Covered Securities
                                                                                                          held in, accounts over
                                                                                                          which you have no direct
                                                                                                          or indirect influence or
                                                                                                          control) you beneficially
                                                                                                          own (including for
                                                                                                          example, such securities
                                                                                                          held by members of your
                                                                                                          immediate family) and any
                                                                                                          securities accounts
                                                                                                          maintained with any
                                                                                                          broker, dealer or bank to
                                                                                                          the Administrator within
                                                                                                          45 days after the end of
                                                                                                          the calendar year;

                                                                                                      o    A quarterly report
                                                                                                           listing all transactions
                                                                                                           in Covered Securities
                                                                                                           (other than transactions
                                                                                                           effected for, and any
                                                                                                           Covered Securities held
                                                                                                           in, accounts over which
                                                                                                           you have no direct or
                                                                                                           indirect influence or
                                                                                                           control or with respect
                                                                                                           to transactions effected
                                                                                                           pursuant to an Automatic
                                                                                                           Investment Plan) you
                                                                                                           beneficially own
                                                                                                           (including for example,
                                                                                                           such securities held by
                                                                                                           members of your immediate
                                                                                                           family) and accounts
                                                                                                           established with brokers,
                                                                                                           dealers or banks during
                                                                                                           the quarter to the
                                                                                                           Administrator within 10
                                                                                                           days after the end of
                                                                                                           each calendar quarter,
                                                                                                           unless all of the
                                                                                                           quarterly report
                                                                                                           information is contained
                                                                                                           in brokerage
                                                                                                           confirmations or account
                                                                                                           statements submitted to
                                                                                                           the Administrator.

=====================================      ===========================    ==========================  ==============================

Your Classification                                    Rule               Pre-Clearance Requirements     Filing Requirements
=====================================      ===========================    ==========================  ==============================
Restricted Officer(s)                      You or a member of your        You must obtain advance     You must make:
                                           immediate family may not       clearance for security      o    An initial holdings
                                           trade a Covered Security       transactions from the            report listing all
        Michael P. Malloy                  (other than an Exempt          compliance officer of the        Covered Securities (other
                                           Security) while the            Adviser if you know (or          than transactions
        Edward Roach                       Company is transacting or      should know) that the            affected for, and any
                                           considering for                same Covered Security            Covered Securities held
        Salvatore Faia                     transaction the same           (other than an Exempt            in, accounts over which
                                           security if during the 15      Security) has been traded        you have no direct or
                                           day period before, or at       or considered for trade          indirect influence or
                                           the same time, you know        by the Company within the        control) you beneficially
                                           (or should know) that the      past 15 days. Your trade         own (including for
                                           security was transacted        must be completed by the         example, such securities
                                           or considered for such by      close of business on the         held by members of your
                                           the Company.                   seventh trading day after        immediate family) and any
                                                                          the date on which oral           securities accounts
                                                                          authorization is                 maintained with any
                                                                          received.                        broker, dealer or bank to
                                                                                                           the Administrator within
                                                                                                           10 days of becoming an
                                                                                                           officer and containing
                                                                                                           information current as of
                                                                                                           a date no more than 45
                                                                                                           days prior to the date of
                                                                                                           becoming an officer;

                                                                                                      o    An annual holdings report
                                                                                                           listing all Covered
                                                                                                           Securities (other than
                                                                                                           transactions affected
                                                                                                           for, and any Covered
                                                                                                           Securities held in,
                                                                                                           accounts over which you
                                                                                                           have no direct or
                                                                                                           indirect influence or
                                                                                                           control) you beneficially
                                                                                                           own (including for
                                                                                                           example, such securities
                                                                                                           held by members of your
                                                                                                           immediate family) and any
                                                                                                           securities accounts
                                                                                                           maintained with any
                                                                                                           broker, dealer or bank to
                                                                                                           the Administrator within
                                                                                                           30 days after the end of
                                                                                                           the calendar year;

                                                                                                      o    A quarterly report
                                                                                                           listing all transactions
                                                                                                           in Covered Securities
                                                                                                           (other than transactions
                                                                                                           affected for, and any
                                                                                                           Covered Securities held
                                                                                                           in, accounts over which
                                                                                                           you have no direct or
                                                                                                           indirect influence or
                                                                                                           control) you beneficially
                                                                                                           own (including for
                                                                                                           example, such securities
                                                                                                           held by members of your
                                                                                                           immediate family) and
                                                                                                           accounts established with
                                                                                                           brokers, dealers or banks
                                                                                                           during the quarter to the
                                                                                                           Administrator within 10
                                                                                                           days after the end of
                                                                                                           each calendar quarter.

=====================================      ===========================    ==========================  ==============================

Note 1: The terms "Covered Security," "Exempt Security" and "beneficial ownership" are defined terms. Please see the Code of Ethics for the definitions of beneficial ownership, Covered Security and Exempt Security to determine which securities are not subject to the Code's pre-clearance and reporting requirements.
Note 2: This chart has been developed to assist you in understanding the provisions and requirements of the Code of Ethics. This is not intended to be used as a substitute for but merely as supplement to the Code.